PROXY STATEMENT PURSUANT TO SECTION 14(A)OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]        Preliminary proxy statement
[X]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             RIVERVIEW BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


                             RIVERVIEW BANCORP, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). o Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
          N/A
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(2)   Aggregate number of securities to which transactions applies:
          N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          N/A
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(4)   Proposed maximum aggregate value of transaction:
          N/A
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[ ]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
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(4)   Date filed:
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



                                  June 13, 2001

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Riverview Bancorp, Inc. The meeting will be held at the Water Resources Education Center, Bruce E. Hagensen Community Room, 4600 S.E. Columbia Way, Vancouver, Washington, on Wednesday, July 18, 2001 at 10:00 a.m., local time.

         The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         We would like to remind you of the investment presentation by our trust company, Riverview Asset Management Corp., starting at 8:30 a.m. prior to our Annual Stockholders' Meeting. Please see the enclosed insert for details.

         IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

         We look forward to seeing you at the meeting.

                                   Sincerely,


                                   /s/Patrick Sheaffer
                                   -------------------
                                   Patrick Sheaffer
                                   Chairman and Chief Executive Officer

                             RIVERVIEW BANCORP, INC.
                                 900 WASHINGTON
                                    SUITE 900
                           VANCOUVER, WASHINGTON 98660
                                 (360) 834-2231


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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 18, 2001

-------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Riverview Bancorp, Inc. ("Company") will be held at the Water Resources Education Center, Bruce E. Hagensen Community Room, 4600 S.E. Columbia Way, Vancouver, Washington, on Wednesday, July 18, 2001, at 10:00 a.m., local time, for the following purposes:

     1.       To elect three directors of the Company;

     2. To approve the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002; and

     3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on May 22, 2001 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                /s/Phyllis Kreibich
                                -------------------
                                PHYLLIS KREIBICH
                                CORPORATE SECRETARY


Vancouver, Washington
June 13, 2001


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IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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

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                                 PROXY STATEMENT
                                       OF
                             RIVERVIEW BANCORP, INC.
                                 900 WASHINGTON
                                    SUITE 900
                           VANCOUVER, WASHINGTON 98660
                                 (360) 834-2231
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                         ANNUAL MEETING OF STOCKHOLDERS
                                   JULY 18, 2001
-------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Riverview Bancorp, Inc. ("Company") to be used at the Annual Meeting of Stockholders of the Company ("Meeting"). The Company is the holding company for Riverview Community Bank ("Bank"). The Meeting will be held at the Water Resources Education Center, Bruce E. Hagensen Community Room, 4600 S.E. Columbia Way, Vancouver, Washington, on Wednesday, July 18, 2001, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 13, 2001.

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                            VOTING AND PROXY PROCEDURE
-------------------------------------------------------------------------------

         Stockholders Entitled to Vote at Meeting. Stockholders of record at the close of business on May 22, 2001 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. At the close of business on the Voting Record Date, the Company had 4,981,421 shares of Common Stock issued and outstanding.

         As provided in the Company's Articles of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

         If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

         Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

         Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the approval of the appointment of Deloitte & Touche LLP as independent auditors. If a stockholder attends the Meeting, he or she may vote by ballot.

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

         Participants in the Company ESOP. If a shareholder is a participant in the Company Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which share of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. The deadline for returning your voting instructions to the trustees is July 13, 2001.

         Vote Required. The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Pursuant to the Company's Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from the nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.

         The approval of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002 requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock present in person or by proxy and entitled to vote at the Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and furnish a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Company's knowledge, no other person or entity beneficially owned more than 5% of the Company's outstanding Common Stock at the close of business on the Voting Record Date.

         The following table also sets forth, at the close of business on the Voting Record Date, information as to the shares of Common Stock beneficially owned by (a) each director, (b) each executive officer named in the Summary Compensation Table found below ("named executive officers") and (c) all executive officers and directors of the Company as a group.

                                                                  Percent
                                       Number of Shares           of Shares
Name                                   Beneficially Owned(1)      Outstanding
----                                   ------------------         -----------
BENEFICIAL OWNERS OF MORE THAN 5%

Riverview Community Bank                    457,852(2)               9.19%
Employee Stock Ownership Plan Trust
900 Washington
Suite 900
Vancouver, Washington 98660

Westport Asset Management, Inc.(3)          330,680                  6.64
253 Riverside Avenue
Westport, Connecticut 06880

Dimensional Fund Advisors, Inc.(4)          253,500                  5.09
1299 Ocean Avenue
11th Floor
Santa Monica, California 90401

DIRECTORS

Gary R. Douglass                             32,845                  *
Robert K. Leick                              14,754                  *
Paul L. Runyan                              121,610                  2.44
Edward R. Geiger                              3,999                  *
Michael D. Allen                              8,000                  *

NAMED EXECUTIVE OFFICERS

Patrick Sheaffer**                          255,017                  5.08
Ronald A. Wysaske**                         150,764                  3.01
Michael C. Yount                             99,000                  1.98
John A. Karas                                13,960                  *
Karen M. Nelson                              78,262                  1.57

All Executive Officers and
Directors as a Group

 (14 persons)                               874,663                 17.56

----------------
*    Less than 1 percent of shares outstanding.

**   Mr. Sheaffer and Mr. Wysaske are also directors of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The amounts shown include the following amounts of Common Stock which the following individuals have the right to acquire within 60 days of the Voting Record Date through the exercise of stock options granted pursuant to the Company's existing stock option plan:
     Mr. Sheaffer, 40,496 shares; Mr. Wysaske, 28,030 shares; Mr. Douglass, 5,999 shares; Mr. Leick, 5,999 shares; Mr. Runyan, 5,999 shares; Mr.
     Yount, 20,330
     shares; Ms. Nelson, 16,865 shares; Mr. Geiger, 3,999 shares; Mr. Karas, 12,000 shares; and all executive officers and directors of the Company as a group, 171,883 shares.
(2) Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of March 23, 2001, 186,889 shares have been allocated to participants' accounts. The trustees of the ESOP are Patrick Sheaffer and Ronald A. Wysaske.

(3) Based solely on an SEC Schedule 13G, dated February 12, 2001, that discloses shared voting and dispositive power as 330,680 shares.

(4) Based solely on an SEC Schedule 13G, dated February 2, 2001, that discloses sole voting and dispositive power as to 253,500 shares.

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                        PROPOSAL I -- ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

         The Company's Board of Directors consists of seven members. In accordance with the Company's Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Three directors will be elected at the Meeting to serve for a term of three years, or until their respective successors have been elected and qualified.

         The nominees for election this year are Paul L. Runyan, Ronald A. Wysaske and Michael D. Allen each of whom is a current member of the Board of Directors of the Company.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the below named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. RUNYAN, WYSASKE AND ALLEN.

         The following table sets forth certain information regarding the nominees for election at the Meeting and those directors continuing in office after the Meeting.

                                             Year First
                                             Elected                Term to
Name                      Age(1)             Director(2)            Expire
----                      ------             -----------            ------
                                 BOARD NOMINEES
Paul L. Runyan              66                    1979               2004(3)
Ronald A. Wysaske           48                    1985               2004(3)
Michael D. Allen            59                    2001               2004(3)

                         DIRECTORS CONTINUING IN OFFICE
Patrick Sheaffer            61                    1979               2002
Edward R. Geiger            59                    1999               2002
Robert K. Leick             65                    1972               2003
Gary R. Douglass            59                    1994               2003

-----------------
(1)      As of March 31, 2001.
(2)      Includes prior service on the Board of Directors of the Bank.
(3)      Assuming the individual is re-elected.

         The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

         Paul L. Runyan owns and operates Runyan's Jewelry Store in White Salmon, Washington. He is an active member of numerous civic and community organizations, including the White Salmon Elks, Camas Moose Lodge, Camas Lions Club and the Stevenson Eagles.

         Ronald A. Wysaske joined the Bank in 1976. Before joining the Bank, he was an audit and tax accountant at Price Waterhouse & Co. He became Executive Vice President, Treasurer and Chief Financial Officer in 1981. He is responsible for administering all finance, accounting and treasury functions at the Bank. He is active in numerous professional and civic organizations.

         Michael Allen began his career with Seafirst in 1964 and progressed through a number of management positions, including serving as Vice President and Credit Supervisor for SW Washington. In 1989, Mr. Allen became the Executive Vice President of Northwest National Bank, responsible for commercial and retail banking operations. During Northwest National Bank's acquisition phase by US Bank, Mr. Allen served as President. He is the current Chairman of the Vancouver Housing Authority and a board member of the Community Housing Resource Center. He is a past board member of the SW Washington Private Industry Council and Identity Clark County.

         Robert K. Leick, an attorney in private practice, was a prosecuting attorney with Skamania County, Washington, from 1967 to 1997. He is an active member of numerous community and civic organizations, including the Skamania County Historical Society, Skamania County Chamber of Commerce, Skamania County Economic Development Council and the American Legion.

         Gary R. Douglass, a certified public accountant, is a principal with Douglass & Paulson, P.C., Camas, Washington.

         Patrick Sheaffer joined the Bank in 1965 and has served as President and Chief Executive Officer since 1976. He became Chairman of the Board in March 1993. He is responsible for the daily operations and the management of the Bank. Mr. Sheaffer is active in numerous professional and civic organizations.

         Edward R. Geiger is a business management and executive search consultant with over 26 years of experience. Prior to establishing his consulting firm, Mr. Geiger was Corporate Controller at Pacific Telecom, Inc. His prior experience also includes three other Fortune 500 companies, municipal governments and the military. Mr. Geiger is also a Certified Public Accountant. An active volunteer, he currently serves on the boards of directors of five non-profit organizations, as well as on the board of directors of four other companies.

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                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------------------

         The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended March 31, 2001, the Board of Directors of the Company held nine regular meetings and no special meetings, and the Board of Directors of the Bank held 13 regular meetings and no special meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

         Committees of the Company's Board. The Company's Board of Directors has standing Audit and Nominating Committees. There is no Executive Committee of the Company's Board of Directors.

         The Audit Committee consists of Directors Douglass (Chairman), Geiger and Runyan and is responsible for developing and monitoring the audit program. The Committee meets with the independent auditors to discuss the results of the annual audit and any related matters. The members of the Committee also receive and review all the reports, findings and other information presented to them by the officers regarding financial reporting policies and practices. The Audit Committee met three times during the fiscal year ended March 31, 2001.

         The full Board of Directors of the Company acts as the Nominating Committee to submit nominations for the annual election of directors. The full Board of Directors met one time in its capacity as Nominating Committee during the fiscal year ended March 31, 2001.

         Committees of the Bank's Board. The Company has standing Executive, Audit, Nominating, Personnel/Compensation and Compliance Audit Committees, among others.

         The Executive Committee, which consists of Directors Sheaffer (Chairman), Leick, and Douglass meets as necessary in between meetings of the full Board of Directors. The Executive Committee met 30 times during the fiscal year ended March 31, 2001.

         The Audit Committee consists of Directors Douglass (Chairman), Geiger and Runyan and is responsible for developing and monitoring the audit program. The Committee meets with the independent auditors to discuss the results of the annual audit and any related matters. The members of the Committee also receive and review all the reports, findings and other information presented to them by the officers regarding financial reporting policies and practices. The Audit Committee met three times during the fiscal year ended March 31, 2001.

         The Nominating Committee consists of Directors Leick (Chairman) and Runyan. This Committee submits nominations for the annual election of directors. The Nominating Committee met once during the fiscal year ended March 31, 2001.

         The Personnel/Compensation Committee consists of Directors Runyan (Chairman), Douglass and Geiger. This Committee determines annual grade and salary levels for employees and establishes personnel policies. The Personnel/Compensation Committee met two times during the fiscal year ended March 31, 2001.

         The Compliance Committee consists of Leick (Chairman), Douglass, Geiger, Runyan, Wysaske, Sheaffer, and Allen. This committee is responsible for directing and monitoring the internal audit and compliance programs. The Compliance Committee met nine times during the fiscal year ended March 31, 2001.

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                             DIRECTORS' COMPENSATION
-------------------------------------------------------------------------------

         Directors receive an annual retainer of $4,600 and a monthly fee of $485 for each meeting attended. Directors also receive $200 for each committee meeting attended. Director and committee fees totaled $105,405 for the year ended March 31, 2001.

         Directors may elect to defer their retainer and monthly fees until retirement with no income tax payable by the director until retirement benefits are received. This alternative is available through a non-qualified deferred compensation plan adopted by the Bank in December 1986, and subsequently amended. If the participant's employment is terminated on or after the date he attains age 65 or five years of participation in the Plan ("Normal Retirement Date"), the Company shall pay the participant or his designated beneficiaries in annual or monthly installments over a period of 120 months, an amount equal to the balance in the participant's account immediately before the date on which benefits commence, plus interest on the unpaid balance. Participants may also choose two optional forms of benefit payments: (i) a lump-sum payment within five years of the Normal Retirement Date or (ii) an annuity over the life of the participant, or a joint survivor annuity over the lives of the participant and the participant's spouse. Benefits are also payable upon disability, early retirement, termination of service or death. The Company pays annual interest on assets under the plans based on a formula relating to gross revenues, which amounted to 8.38% for the year ended March 31, 2001. The estimated liability under the plan is accrued as earned by the participant. At March 31, 2001, the Company's aggregate liability under the plans was $1.2 million.

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                             EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

         SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer of the Company and for the four highest paid executive officers of the Company who received salary and incentive compensation in excess of $100,000 for the year ended March 31, 2001. No other executive officers of the Company or its subsidiaries received salary and bonus in excess of $100,000 during the year ended March 31, 2001.

                                                          Long-term Compensation
                      Annual Compensation(1)                     Awards
                      ------------------------------     -------------------------
                                                         Restricted      Number            All
Name and                                                 Stock            of           Other Annual
Position              Year     Salary($)    Bonus($)     Awards($)(2)   Options(3)    Compensation($)(4)
--------              ----     ---------    --------     ------------   ----------    ------------------
Patrick Sheaffer      2001       142,171      48,787        56,054             --            12,404
President, Chief      2000       133,658      53,448        80,022             --            15,006
Executive Officer     1999       130,531      59,501        89,356         41,227            21,513
and Chairman


Ronald A. Wysaske     2001       106,116      30,979        42,081             --            11,715
Executive Vice        2000        99,846      34,020        60,075             --            14,936
President and         1999        97,116      34,085        67,086         29,671            21,274
Chief Financial
Officer

Michael C. Yount      2001       101,429      26,099        36,225             --            11,962
Executive Vice        2000        97,009      24,952        51,715             --            14,574
President             1999        86,514      28,551        57,739         26,370            20,870

Karen M. Nelson       2001        88,200      24,535        35,708             --            11,762
Senior Vice Presi-    2000        86,868      21,504        50,976             --            14,359
dent of Lending       1999        81,426      26,777        56,914         23,879            20,782

John A. Karas         2001        99,167      45,720            --             --             9,576
Senior Vice           2000        95,625      10,000            --         20,000                --
President/Trust       1999            --          --            --             --                --

---------------
(1)  Does not include certain benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2)  Represents the total value of the award of shares of restricted Common
     Stock on October 1, 1998 in the following amounts:  Mr. Sheaffer, 6,499 shares; Mr. Wysaske, 4,879 shares; Mr. Yount, 4,200 shares;and Ms. Nelson,
     4,140 shares.  Such awards will vest ratably over a five-year period.  At
     March 31, 2001, the value of the unvested restricted stock awards were:
     Mr. Sheaffer, $120,232; Mr. Wysaske, $90,262; Mr. Yount, $77,700; and Ms.
     Nelson, $76,590.  Dividends, if any, paid on the restricted Common Stock are paid to the participants.
(3)  Subject to pro rata vesting over a five year period with the first 20%
     installment vesting on October 1, 1998.
(4)  Amounts for 2001 include:  Mr. Sheaffer, ESOP contribution of $9,962 and employer 401(k) matching contribution of $2,442; for Mr. Wysaske, ESOP contribution of $9,962 and employer 401(k) matching contribution of
     $1,753; for Mr. Yount, ESOP contribution of $9,962 and employer 401(k)
     matching

                                        7
  contributions of $2,000; and for Mr. Karas, ESOP contribution of $7,917 and employer 401(k) matching contribution of $1,659 and for Ms. Nelson, ESOP contribution of $9,962 and employer 401(k) matching contribution of $1,800.

      OPTION EXERCISE/VALUE TABLE. The following information with respect to options exercised during the fiscal year ended March 31, 2001, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the named executive officers.

                                                                             Value of Unexercised
                                             Number of Securities            In-the-Money Options
                  Shares                     Underlying Unexercised Options  at Fiscal Year End($)(1)
                Acquired on      Value       ------------------------------  ------------------------
Name            Exercise (#)   Realized($)   Exercisable   Unexercisable     Exercisable    Unexercisable
----            ------------   -----------   -----------   -------------     -----------    -------------
Patrick Sheaffer     26,222       166,085        40,496          16,491       101,311           --
Ronald A. Wysaske    21,005       132,082        28,030          11,868        65,744           --
Michael C. Yount     10,500        67,135        20,330          10,548        28,980           --
John A. Karas            --            --        12,000           8,000            --           --
Karen M. Nelson       1,627         9,550        16,865           9,552        16,319           --

(1) Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on March 31, 2001, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

         EMPLOYMENT AGREEMENTS. The Company and the Bank (collectively, the "Employers") have entered into three-year employment agreements ("Employment Agreements") with Messrs. Sheaffer and Wysaske (individually, the "Executive").

         Under the Employment Agreements, the current salary levels for Messrs. Sheaffer and Wysaske are $142,171 and $106,116, respectively, which amounts are paid by the Bank and may be increased at the discretion of the Board of Directors of the Bank or an authorized committee of the Board. On each anniversary of the commencement date of the Employment Agreements, the term of each agreement may be extended for an additional year at the discretion of the Board. The agreement is terminable by the Employers at any time, by the Executive if the Executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that an Executive's employment is terminated without cause or upon the Executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The Employment Agreements also provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, an Executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities,
(c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

         The maximum value of the severance benefits under the Employment Agreements is 2.99 times the Executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The Employment Agreements provide that the value of the maximum benefit may be distributed, at the Executive's election, (i) in the form of a lump sum cash payment equal to 2.99 times the Executive's base amount or (ii) a combination of a cash payment and continued coverage under the Employers' health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the Executive's base amount. Assuming that a change in control had occurred at March 31, 2001 and that each Executive elected to receive a lump sum cash payment, Messrs. Sheaffer and Wysaske would be entitled to payments of approximately $568,300 and $397,548, respectively. Section 280G of the Internal Revenue Code of 1986, as amended, provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

         The Employment Agreements restrict each Executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if an Executive voluntarily terminates employment, except in the event of a change in control.

         SEVERANCE AGREEMENTS. The Company and the Bank have entered into severance agreements with Mr. Yount, Ms. Nelson and Mr. Karas. The severance agreements provide for severance payments and continuation of other employee benefits in the event of involuntary termination of employment in connection with any change in control of the Employers in the same manner as provided for in the employment agreements. Severance payments and benefits are also provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, an officer is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

         The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares,
(b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

         Assuming that a change in control had occurred at March 31, 2001, and excluding any other benefits due under the severance agreements, the aggregate value of the severance benefits payable to each of Mr. Yount, Ms. Nelson and Mr. Karas and would have been approximately $351,371, $316,873 and $374,515, respectively.

------------------------------------------------------------------------------
                             AUDIT COMMITTEE MATTERS
------------------------------------------------------------------------------

         AUDIT COMMITTEE CHARTER. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

         REPORT OF THE AUDIT COMMITTEE. The Audit Committee reports as follows with respect to the Company's audited financial statement for the year ended March 31, 2001:

   * The Audit Committee has completed its initial review and discussion of the Company's 2001 audited financial statements with management;

   * The Audit Committee has discussed with the independent auditor (Deloitte & Touche LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements:

   * The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

   * The Audit Committee has, based on its initial review and discussions with management of the Company's 2001 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2001 be included in the Company's Annual Report on Form 10-K

              Audit Committee:                  Gary R. Douglass, Chairman
                                                Paul L. Runyan
                                                Edward R. Geiger

         INDEPENDENCE AND OTHER MATTERS. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

-------------------------------------------------------------------------------
                         COMPENSATION COMMITTEE MATTERS
-------------------------------------------------------------------------------

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

         REPORT OF THE COMPENSATION COMMITTEE. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. The Compensation Committee of the Board of Directors of the Company is responsible for establishing and monitoring compensation policies of the Company and for reviewing and ratifying the actions of the Compensation Committee of the Board of Directors of the Bank. Performance is evaluated and salaries are set by the Compensation Committee of the Bank.

         General. The Bank's Compensation Committee's duties are to recommend and administer policies that govern executive compensation. The Committee evaluates individual executive performance, compensation policies and salaries. The Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding compensation levels.

         Compensation Policies. The executive compensation policies of the Bank are designed to establish an appropriate relationship between executive pay and the Company's and Bank's annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company and the Bank to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

 * To attract and retain key executives who are vital to the long-term success of the Company and the Bank and are of the highest caliber;

 * To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Bank's level of performance;

 * To motivate executives to enhance long-term stockholder value by building their equity interest in the Company; and

 * To integrate the compensation program with the Company's and the Bank's annual and long-term strategic planning and performance measurement processes.

         The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives, including:
(1) the performance of the Company and the Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Bank during the year.

         Base Salary. The Bank's current compensation plan involves a combination of salary, salary-at-risk cash bonuses to reward short-term performance, and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in Washington State, the Pacific Northwest and the United States. The Compensation Committee's peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Compensation Committee annually reviews the Washington State Financial Industry Survey prepared by Milliman & Robertson, Inc. (actuaries and consultants) covering 110 Washington financial organizations, and the America's Community Banker's Survey of Salaries which covers over 500 financial institutions nationwide.

         Salary-at-Risk Bonus Program. A short-term incentive salary-at-risk bonus plan is in effect for the senior officers of the Bank which is designed to compensate for performance. The plan is designed to provide for bonuses of up to 45% of salary for the Chief Executive Officer, 35% to 40% of salary for the Executive Vice Presidents, and up to 35% of salary for the Senior Vice Presidents, Vice Presidents, and certain other officers. In limited circumstances, salary-at-risk bonuses may be payable at higher levels based on exceptional performance in excess of established targets. The salary-at-risk performance bonus is based primarily on quantifiable data such as return on equity, deposit totals, loan production, and levels of operating expenses compared to revenues. Subjective evaluation of performance is limited.

         Deferred Compensation. Directors and executive officers who are paid to attend board meetings may elect to defer their monthly fees until retirement, with no income tax payable by the directors or executive officers until retirement benefits are received. This alternative is available through a non-qualified deferred compensation plan adopted by the Bank in December 1986, and subsequently amended. Under the plan executive officers may also defer up to 10% of salary and bonuses.

         Long Term Incentive Compensation. In connection with the Company's reorganization into the holding company structure, the Company adopted the 1998 Stock Option Plan and the 1998 Management Development and Recognition Plan for executive officers, employees, and non-employee directors of the Company. These plans were approved by the stockholders of the Company in 1998. Under the plans, non-employee directors, executive officers, and other employees may receive grants and awards. The Company believes that stock ownership by the Company's and the Bank's executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and awards under such plans were allocated based upon regulatory practices and policies, and the practices of other recently converted financial institutions as verified by external surveys and were based upon the executive officers' level of responsibility and contributions to the Company and the Bank.

         Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 2001, the base salary of Mr. Sheaffer was $142,171. In addition, he received a salary-at-risk performance bonus of $48,787 and was credited with $12,404 in other compensation (comprised of ESOP contribution of $9,962 and employer 401(k) contribution of $2,442) as set forth in the preceding Summary Compensation Table. Mr. Sheaffer also received $56,054 of restricted stock awards. This resulted in total compensation of $259,416, which represents an 8.1% decrease from the previous year. Mr. Sheaffer's salary-at-risk performance bonus reflected the attainment of the specific performance criteria for the fiscal year established by the Board in the Company's salary-at-risk performance bonus plan. The Committee believes that Mr. Sheaffer's compensation is appropriate based on the Company's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the superior financial performance of the Company during the fiscal year. Mr. Sheaffer did not participate in the Committee's consideration of his compensation level for the fiscal year.

         Compensation Committee of the Board of Directors:

                           /s/Paul L. Runyan, Chairman
                           /s/Gary R. Douglass
                           /s/Edward R. Geiger

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

         PERFORMANCE GRAPH. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the S&P 500 (U.S. Stock) Index and a peer group of the SNL All Thrift Index. Total return assumes the reinvestment of all dividends and that the value of the Company's Common Stock and each index was $100 on March 31, 1996.

[GRAPHIC OMITTED]



                                       PERIOD ENDING
                         ----------------------------------------------------
INDEX                    3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01
-----                    -------  -------  -------  -------  -------  -------
Riverview Bancorp, Inc.   100.00   121.59   292.01   210.57   145.35   175.98
S&P 500                   100.00   119.73   177.21   209.87   247.53   193.89
SNL Thrift Index          100.00   139.54   233.46   192.84   152.88   253.75


-------------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 2001 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with except for the report of the Company in Form 4 for the month ended February 2001, which was subsequently filed.

-------------------------------------------------------------------------------
                         TRANSACTIONS WITH MANAGEMENT
-------------------------------------------------------------------------------

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $813,000 at March 31, 2001. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

-------------------------------------------------------------------------------
         PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

         Deloitte & Touche LLP served as the Company's independent auditors for the fiscal year ended March 31, 2001. The Board of Directors has appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2002, subject to approval by stockholders. A representative of Deloitte & Touche LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

AUDIT FEES

         The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the reviews of the financial statements included in the Company Forms 10-Q for that year, including travel expenses, were $72,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Deloitte & Touche LLP performed no financial information system design or implementation work for the Company during the fiscal year ended March 31, 2001.

ALL OTHER FEES

         Other than audit fees, the aggregate fees billed to the Company by Deloitte & Touche LLP for fiscal 2001, none of which were financial information systems design and implementation fees, were $14,000 for tax return preparation. The Audit Committee of the Board of Directors determined that the services performed by Deloitte & Touche LLP other than audit services are not incompatible with Deloitte & Touche LLP maintaining its independence.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the Meeting, other independent public accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

-------------------------------------------------------------------------------
                                  OTHER MATTERS
-------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-------------------------------------------------------------------------------
                                  MISCELLANEOUS
-------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

         The Company's Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-K as filed with the SEC, has been mailed to stockholders as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

-------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------
         In order to be eligible for inclusion in the Company's proxy solicitation materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 900 Washington, Suite 900, Vancouver, Washington, 98660, no later than February 14, 2002. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

         The Company's Articles of Incorporation generally provides that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of his or her intention to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of a meeting of stockholders; provided, however, that if less than thirty-one days' notice of the date of the meeting is given or made to stockholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. The notice must set forth all information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the stockholder giving such notice, his or her name and address as they appear on the Company's books, and the class and number of shares of the Company which are beneficially owned by such stockholder.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/Phyllis Kreibich
                                        -------------------
                                        PHYLLIS KREIBICH
                                        CORPORATE SECRETARY


Vancouver, Washington
June 13, 2001

                                 EXHIBIT A

RIVERVIEW
COMMUNITY BANK

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                          Charter of Responsibility

                                Article I
                             Mission Statement
                             -----------------
The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process and the company's process for monitoring compliance with laws and regulations. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, the external auditors, and the internal auditor and compliance officer. The internal auditor and compliance officer will report directly to the audit committee.

                                Article II
                                Membership
                                ----------
Section 1. Term: Members of the committee are appointed by the board of directors and shall serve for a term of one year. Each committee member may be re-appointed for additional terms at the discretion of the board of directors.

Section 2. Independence: The audit committee shall consist only of independent directors. A director will not be considered "independent" if he or she has:

* been employed by the company or its affiliates in the current or past three years;
* accepted any compensation from the company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);
* an immediate family member who is, or has been in the past three years, employed by the company or its affiliates as an executive officer;
* been a partner, controlling shareholder or an executive officer of any for-profit business to which the company made, or from which it received, payments (other than those which arise solely from investments in the company's securities) that exceed five percent of the company's or business's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years, or;
* been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

Section 3. Background and Experience: Audit committee members shall possess financial literacy which is the ability to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement. At least one committee member shall possess accounting or related financial management expertise, which would include past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer (CEO) or other senior officer with financial oversight responsibilities.

                             Article III
                             Organization
                             ------------
Section 1. Number: The audit committee shall consist of not less than three members of the board of directors.

Section 2. Chairperson: The board of directors shall appoint one member of the audit committee to act as the committee chairperson.

Section 3. Meetings: The audit committee shall meet as often as necessary, as determined by the committee chairperson. Meetings will usually be scheduled prior to board meetings. Meetings will follow an agenda and approved minutes of the meeting shall be maintained. In additional to the committee, the internal auditor will attend, and other participants may include the external auditors, the Chief Executive Officer (CEO), chief financial officer
(CFO), and controller, or others as determined by the committee. The audit committee shall meet privately at least once per year with management and at least once per year with the external auditors.

                             Article IV
                     Roles and Responsibilities
                     --------------------------
Section 1: Internal Controls: At least once annually, the audit committee shall review and approve the internal audit and compliance program and plan.
The audit committee shall determine whether internal control recommendations made by the internal and external auditors have been implemented by management and ensure that the internal and external auditors have kept the audit committee informed about fraud, illegal acts, and deficiencies in internal controls.

Section 2: Financial Reporting-General: The audit committee shall: a)review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and b) discuss significant risks and exposures and plans to minimize such risks with management and internal and external auditors.

Section 3: Annual Financial Statements: The audit committee shall, prior to filing of the Company's annual financial statements with the Securities and Exchange Commission (SEC) on Form 10-K: a) require that the external auditors inform the committee of any significant: disagreements with management, new accounting policies, adjustments to the financial statements or unusual events or transactions; and b) discuss with the external auditors as deemed necessary by them the matters required to be discussed by SAS 61 (Codification of Statements of Accounting Standards, Section 380), as may be modified or supplemented.

Section 4:  Interim Financial Statements:   Prior to release of the Company's
quarterly financial statements to the SEC on Form 10-Q, the audit committee or the committee chairperson shall require the external auditors to inform the committee of any significant: disagreements with management, new accounting policies, adjustments to the financial statements or unusual events or transactions.

Section 5: Compliance with Securities Laws and Regulations: The audit committee shall review the effectiveness of the system for monitoring compliance with laws and regulations and management's investigation and follow-up on any fraudulent acts or accounting irregularities. Periodic updates shall be obtained from the internal auditor and compliance officer, management and general counsel regarding compliance. The audit committee shall review the findings of examinations by regulatory agencies such as the OTS, and be satisfied that regulatory compliance matters have been considered in the preparation of the financial statements.

Section 6:  External Auditors:   The audit committee shall meet with the
external auditors to review the proposed audit scope and approach, review the independence of the external auditors by reviewing the non-audit services they perform for the company and the assertion of their independence in accordance with professional standards. The committee will meet after the completion of the audit to review the results of the examination and performance of the
auditors.   At least once annually, the audit committee shall review the performance of the external auditors with the full board of directors and determine the reappointment or discharge of the external auditors, who are ultimately accountable to the board of directors and the audit committee.

Section 7: Other Responsibilities: The audit committee shall, as deemed necessary:
* establish periodic meetings with the external auditors, internal auditors, and management in separate executive session to discuss any matters that the committee or these groups believe should be discussed privately;
* ensure that significant findings or recommendations made by the internal and external auditors are received and discussed on a timely basis;
* review, with the company's general counsel, any legal matters that could have a significant impact on the company's financial statements;
* review and evaluate the performance of the internal auditor and provide a summary of the evaluation to senior management;
* review the policies and procedures in effect for considering officer's expenses and perquisites;
* if necessary, institute special investigations, and if appropriate, hire special counsel or experts to assist;
* perform oversight functions as required by the full board;
* review and update the audit committee charter annually and receive full board approval of any changes; and
* regularly update the board of directors about committee activities and make appropriate recommendations.

                                 REVOCABLE PROXY
                             RIVERVIEW BANCORP, INC.
-------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 18, 2001
-------------------------------------------------------------------------------


         The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Riverview Bancorp, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Riverview Bancorp, Inc. ("Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Water Resources Education Center, Bruce E. Hagensen Community Room, 4600 S.E. Columbia Way, Vancouver, Washington, on Wednesday, July 18, 2001, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

                                                                        VOTE
                                                    FOR               WITHHELD
                                                    ---               --------
1.   The election as director of the nominees      [   ]                [   ]
     listed below (except as marked to the
     contrary below).

     Paul L. Runyan
     Ronald A. Wysaske
     Michael D. Allen

     INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
     FOR ANY INDIVIDUAL NOMINEE, WRITE THE
     NOMINEE'S NAME ON THE LINE BELOW.


     --------------------------------------

                                                      FOR    AGAINST    ABSTAIN
                                                      ---    -------    -------

2.   The approval of the appointment of Deloitte &   [   ]    [   ]      [   ]
     Touche LLP as independent auditors for the fiscal year ending March 31, 2002.

3. In their discretion, upon such other matters as may properly come before the meeting.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.

-------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
-------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2001 Annual Report to Stockholders.

Dated:                                          , 2001
       -----------------------------------------


-------------------------                         -------------------------
PRINT NAME OF SHAREHOLDER                         PRINT NAME OF SHAREHOLDER



-------------------------                         -------------------------
SIGNATURE OF SHAREHOLDER                          SIGNATURE OF SHAREHOLDER




Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.